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                                                                    Exhibit 99.1

[Free Markets logo]

FOR IMMEDIATE RELEASE

CONTACTS:   Karen Kovatch
            Director, Corporate Communications
            FreeMarkets
            (412) 297-8767
            kkovatch@freemarkets.com

            Gary Doyle
            Director, Investor Relations
            FreeMarkets
            (412) 297-8849
            gdoyle@freemarkets.com


        FREEMARKETS REPORTS RESULTS FOR FOURTH QUARTER AND FULL-YEAR 2003

PITTSBURGH, PA -FEBRUARY 2, 2004 - FreeMarkets, Inc. (NASDAQ: FMKT), the leading provider of global supply management (GSM) solutions, today reported results for the fourth quarter and year ended December 31, 2003.

Revenues for the fourth quarter were $33.5 million. Revenues and fees (including $4.0 million in fees earned from Visteon) were $37.5 million. The Company's guidance for revenues and fees for the fourth quarter was between $37 and $39 million. Net loss for the fourth quarter was $8.6 million, or $0.20 per share. On an operational basis, the Company posted a fourth quarter profit of $2.4 million, or $0.05 per share. The operational profit includes fees from Visteon and excludes stock-based expense and restructuring charges. The Company's operational EPS estimate for the fourth quarter was a profit of $0.04 to $0.05 per share. In addition, the Company's cash and investments increased $5.3 million during the fourth quarter.

Revenues for the year ended December 31, 2003 were $138.7 million. Revenues and fees were $151.1 million. Net loss for the year was $30.9 million, or $0.74 per share. Operational profit for 2003 was $1.6 million, or $0.04 per share. The operational profit includes fees from Visteon, and excludes stock-based expense, restructuring charges and patent settlement receipts.

The Company ended the year with $136.7 million in cash and investments, an increase of $1.7 million over the prior year.

"I am pleased with our performance in both the fourth quarter and the year 2003," said FreeMarkets President and CEO Dave McCormick. "We continue to move our business forward in 2004, announcing last month that we have signed an agreement to merge with Ariba, Inc. (Nasdaq: ARBA). By combining our unique domain knowledge and expertise in sourcing and supply management with Ariba's strong spend management capabilities, we can provide companies with a truly comprehensive set of software and services that will enable them to drive greater savings and efficiencies across their operations."

RECENT NEWS

FREEMARKETS MERGER WITH ARIBA

On January 23, 2004, FreeMarkets announced a definitive agreement to merge with Ariba.

The combined company will offer the broadest set of solutions available for Enterprise Spend Management. Ariba's broad suite of enterprise spend management software and services will

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complement FreeMarkets services-based sourcing and global supply management expertise. Ariba customers will benefit from richer sourcing services and supply management knowledge while FreeMarkets customers will benefit from a broader portfolio of solutions, both in sourcing and across the ESM spectrum.

The transaction is subject to customary closing conditions, including regulatory review and approval by the stockholders of each company, and is expected to close in the mid-to-late second calendar quarter of this year.

2003 IN REVIEW

FREEMARKETS SOLUTIONS
FreeMarkets continued to enhance and expand its portfolio of global supply management solutions throughout 2003. In January, the Company released the first version of FreeMarkets(R) ES (TM), its comprehensive software solution for end-to-end supply management. The inaugural release was followed by three upgrades. The Company also released enhanced versions of FreeMarkets(R) QS(TM), as well as its Spend Visibility and Supplier Implementation solutions.

FREEMARKETS ACQUISITION OF COVISINT AUCTION SERVICES
During the fourth quarter, FreeMarkets signed an agreement to acquire the sourcing and services assets of Covisint, the independent e-business service provider to the automotive industry. Under the terms of the agreement, which closed in January 2004, Covisint transferred its customer contracts for auction services to FreeMarkets. As a result, the Company will serve automakers DaimlerChrysler, General Motors and Ford under long-term agreements. It may also provide its solutions to OEMs such as Mitsubishi, Nissan, Renault, PSA Peugeot, Fiat and other customers that had used Covisint auction services.

ABOUT FREEMARKETS
FreeMarkets is the leader in providing companies with software, services, and information for Global Supply Management (GSM). FreeMarkets' GSM solutions help companies to lower costs, reduce risks, and increase profitability by improving their supply management processes and expanding the reach and capabilities of their supply management organizations. FreeMarkets can be found on the Web at www.freemarkets.com.

FORWARD-LOOKING STATEMENTS
Statements in this press release that are not historical facts, including those statements that refer to FreeMarkets' plans, prospects, expectations, financial guidance, strategies, intentions, and beliefs, are forward-looking statements. These forward-looking statements are based on information available to FreeMarkets today, and FreeMarkets assumes no obligation to update these statements as circumstances change. There are risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including, without limitation, risks surrounding the closing of the merger with Ariba, including the failure of Ariba or FreeMarkets stockholders to approve the transaction or the risk that the closing will be delayed; risks resulting from the disruption in FreeMarkets' business resulting from the announcement or pendency of the merger; risks surrounding the integration of FreeMarkets' business following the merger; and risks that the anticipated benefits of the merger will not be realized or will be delayed; market acceptance of FreeMarkets' products and services; the competitive nature of the market for GSM products and services; FreeMarkets' ability to predict its revenues and earnings; FreeMarkets' ability to develop competitive new products and services on a timely basis; introduction of new products and services by competitors; declining or uncertain economic and industry conditions; FreeMarkets' ability to attract and retain personnel; and other risk factors that are described in more detail in FreeMarkets' most recent Annual Report on Form 10-K, and its other filings with the Securities and Exchange Commission.

Investors and security holders of FreeMarkets are urged to read the various filings that have been filed and will be filed with the SEC, including the joint proxy statement/registration statement that is required to be filed with respect to the proposed merger with Ariba described above, as the filings will contain



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important information. Investors and security holders may obtain a free copy of the joint proxy statement/registration statement (when it is available) and other documents filed by FreeMarkets with the SEC at the SEC's Web site at http://www.sec.gov. The joint proxy statement/registration statement and these other documents may also be obtained for free from FreeMarkets.

In addition to the joint proxy statement/registration statement, FreeMarkets files annual, quarterly and other reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by FreeMarkets at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. FreeMarkets' filings with the SEC are also available to the public from commercial document-retrieval services and at the Web Site maintained by the SEC at http://www.sec.gov.

The directors and executive officers of FreeMarkets and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding FreeMarkets' directors and executive officers is available in its proxy statement filed with the SEC by FreeMarkets on April 17, 2003. These documents are available free of charge at the SEC's Web site at http://www.sec.gov.


                                       ###


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                                FREEMARKETS, INC.
        (Unaudited; $ and shares in thousands, except per share amounts)

                                                                   THREE MONTHS ENDED                     YEAR ENDED
                                                                       DECEMBER 31,                      DECEMBER 31,
                                                                  2003             2002             2003              2002
                                                                ---------        ---------        ---------        ---------
REVENUES & FEES(1)                                              $  37,496        $  45,088        $ 151,109        $ 181,691

  Less fees characterized as payment for warrant                    3,955            2,812           12,393           11,250
                                                                ---------        ---------        ---------        ---------
REVENUES                                                           33,541           42,276          138,716          170,441
                                                                ---------        ---------        ---------        ---------

OPERATING COSTS & EXPENSES:
  Cost of revenues                                                 16,870           19,246           69,651           76,129
  Research & development                                            5,750            8,008           24,551           27,019
  Sales & marketing                                                 8,287           11,023           35,584           45,612
  General & administrative                                          4,919            5,671           21,425           23,674
  Stock-based expense                                                 831            1,990            6,783            7,998
  Investment write-down                                              --               --               --              5,111
  Restructuring charges                                             6,235              (25)          14,161             (303)
                                                                ---------        ---------        ---------        ---------
TOTAL OPERATING COSTS & EXPENSES                                   42,892           45,913          172,155          185,240
                                                                ---------        ---------        ---------        ---------

OPERATING LOSS                                                     (9,351)          (3,637)         (33,439)         (14,799)

  Interest & other income, net                                      1,120              856            3,733            3,243
                                                                ---------        ---------        ---------        ---------
LOSS BEFORE INCOME TAXES                                           (8,231)          (2,781)         (29,706)         (11,556)

  Provision for income taxes                                          347              185            1,188              712
                                                                ---------        ---------        ---------        ---------
LOSS BEFORE CHANGE IN ACCOUNTING                                   (8,578)          (2,966)         (30,894)         (12,268)

  Cumulative effect of accounting change for goodwill                --               --               --             (5,327)
                                                                ---------        ---------        ---------        ---------
NET LOSS                                                        $  (8,578)       $  (2,966)       $ (30,894)       $ (17,595)
                                                                =========        =========        =========        =========


Basic & diluted EPS                                             $   (0.20)       $   (0.07)       $   (0.74)       $   (0.42)
Weighted average basic & diluted shares                            42,247           42,114           42,002           41,553



SUPPLEMENTAL DATA:
Gross margin % excluding fees                                          50%              54%              50%              55%
Gross margin % including fees                                          55%              57%              54%              58%

Operational profit:
  Net loss                                                      $  (8,578)       $  (2,966)       $ (30,894)       $ (17,595)
  Fees characterized as payment for warrant                         3,955            2,812           12,393           11,250
  Stock-based expense                                                 831            1,990            6,783            7,998
  Investment write-down                                              --               --               --              5,111
  Restructuring charges                                             6,235              (25)          14,161             (303)
  Patent settlement receipts                                         --               --               (850)            --
  Cumulative effect of accounting change for goodwill                --               --               --              5,327
                                                                ---------        ---------        ---------        ---------
    Operational profit (2)                                      $   2,443        $   1,811        $   1,593        $  11,788
                                                                =========        =========        =========        =========

Weighted average diluted shares                                    45,320           44,212           45,143           44,687

Per diluted share                                               $    0.05        $    0.04        $    0.04        $    0.26



OPERATIONAL DATA:
  Number of total customers                                           160              140              160              140
  Number of long-term customers                                       131               93              131               93
  % of customers using QS                                              86%              69%              86%              69%
  % of customers using multiple solutions                              62%              46%              62%              46%
  % of revenues & fees from products other than FullSource             39%              19%              31%              18%
  % of revenues & fees from variable activity                          16%              19%              13%              17%
  % of revenues & fees from international activity               35% - 40%        30% - 35%        35% - 40%        30% - 35%
  Number of employees                                                 967            1,068              967            1,068


(1)  Fees earned from Visteon are not included in GAAP revenues.

(2) This supplemental data is for informational purposes only, and is not a substitute for our GAAP net loss.

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                               (FREEMARKETS, INC.
                           Unaudited; $ in thousands)



                                                       DECEMBER 31,      DECEMBER 31,
                                                           2003              2002
                                                       ------------      ------------
ASSETS

Cash & investments                                       $136,674          $135,023
Accounts receivable, net                                   25,039            25,673
Other current assets                                        6,399             8,457
Property & equipment, net                                  10,571            20,159
Goodwill & other assets, net                                4,466             4,355
                                                         --------          --------

     Total assets                                        $183,149          $193,667
                                                         ========          ========


LIABILITIES & STOCKHOLDERS' EQUITY

Accounts payable                                         $  4,757          $  4,063
Current portion of accrued restructuring charge             2,676               119
Accrued incentive compensation                              6,915             7,536
Other current liabilities                                  19,020            21,608
Current portion of long-term debt                             818             1,502
Long-term accrued restructuring charge                      4,404              --
Long-term debt                                                342             1,328
                                                         --------          --------

     Total liabilities                                     38,932            36,156

Total stockholders' equity                                144,217           157,511
                                                         --------          --------

     Total liabilities & stockholders' equity            $183,149          $193,667
                                                         ========          ========